THIS SUBSCRIPTION AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

SUBSCRIPTION AGREEMENT

(Offshore Subscriber)

TO:	California Oil & Gas Corp. (the “Company”)

260, 600 – 6th Avenue SW

Calgary, AB

T2P 0S5

Purchase of Units

1.	Subscription

1.1                         On the basis of the representations and warranties and subject to the terms and conditions set forth herein,                                                      (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase ______ (____) units (each a “Unit” and collectively the “Units”), with each Unit consisting of one share of the common stock of the Company (each a “Share”) and one common share purchase warrant (each a “Warrant” and collectively the “Warrants”) at a price per Unit of USD $0.57 (such subscription and agreement to purchase being the “Subscription”), for an aggregate purchase price of _________ U.S. Dollars (USD$_____) (the “Subscription Proceeds”). Each Warrant will entitle the holder to purchase one additional Share at a purchase price of $0.67 for a period of 24 months from the Closing Date.

1.2                         On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Company hereby irrevocably agrees to sell the Units to the Subscriber.

1.3                         Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company.

2.	Payment

2.1                         The Subscription Proceeds must accompany this Subscription and shall be paid by cashiers cheque or bank draft payable to the order of Clark Wilson, LLP, drawn in U.S. funds on a Canadian bank or on a U.S. bank that is reasonably acceptable to the Company or, at the Subscriber’s option, by wire transfer, to:

Clark Wilson LLP

Suite 800

885 West Georgia Street,

Vancouver, British Columbia

Canada V6C 3H1.

Wire Transfer Instructions are as follows:

HSBC BANK USA ONE HSBC CENTER BUFFALO, NEW YORK 14203 ABA NO.: 021 001 088 SWIFT CODE: MRMDUS33 ACCOUNT NO.: 000050881

For further credit to:
HSBC BANK CANADA 885 WEST GEORGIA STREET VANCOUVER, BRITISH COLUMBIA CANADA V6C 3G1
ACCOUNT NAME: CLARK WILSON LLP U.S. TRUST ACCOUNT NO.: 491689-002 TRANSIT NO.: 10020 BANK CODE: 16 SWIFT NO.: HKBCCATT

PLEASE ALSO INSTRUCT YOUR BANKER TO QUOTE YOUR NAME AND

OUR FILE NUMBER 27519-0001/EPM

2.2                         The Subscriber acknowledges and agrees that this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be held by Clark Wilson LLP on behalf of the Company. In the event that this Subscription Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, within 30 days of the delivery of an executed Subscription Agreement by the Subscriber, this Subscription Agreement, the Subscription Proceeds (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Subscription Agreement.

2.3                         The Company is entitled to treat the Subscription Proceeds as an interest free loan to the Company until such time as the Subscription is accepted and a certificate representing the Shares has been issued to the Subscriber.

3.	Documents Required from Subscriber

3.1                         The Subscriber must complete, sign and return to Clark Wilson LLP, at 800 - 885 West Georgia Street, Vancouver, British Columbia, Canada V6C 3H1, Attention Ethan Minsky (Fax No. (604) 687-6314) an executed copy of this Subscription Agreement together with a completed and executed copy of the Canadian Accredited Investor Questionnaire attached to this Subscription Agreement as Exhibit “A” (the “Questionnaire”).

3.2                         The Subscriber shall complete, sign and return to Clark Wilson LLP, as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, the OTC Bulletin Board and applicable law.

4.	Closing

4.1                         Closing of the offering of the Shares (the “Closing”) shall occur on or before                          , 2007, or on such other date as may be determined by the Company (the “Closing Date”).

5.	Acknowledgements of Subscriber
5.1	The Subscriber acknowledges and agrees that:
(a)

none of the Shares, the Warrants or the Shares underlying the Warrants (the “Underlying Shares”) have been or will be registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws;

(b)

by completing the Questionnaire, the Subscriber is representing and warranting that the Subscriber is not a resident of the United States and that the subscriber is an “Accredited Investor”, as that term is defined in National Instrument 45-106, as adopted by the British Columbia Securities Commission;

(c)

the Company has not undertaken, and will have no obligation, to register any of the Shares, the Warrants or the Underlying Shares (collectively, the “Securities”) under the 1933 Act or any other securities legislation;

(d)	it has received and carefully read this Subscription Agreement;
(e)

the decision to execute this Subscription Agreement and purchase the Securities agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based entirely upon a review of any public information which has been filed by the Company with the Securities and Exchange Commission (“SEC”) in compliance, or intended compliance, with applicable securities legislation;

(f)

it and its advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the sale of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable by the Company without unreasonable effort or expense;

(g)

the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business and that all documents, records and books in connection with the sale of the Securities hereunder have been made available for inspection by him and his attorney and/or advisor(s);

(h)

all information which the Subscriber has provided to the Company is correct and complete as of the date the Subscription Agreement is signed, and if there should be any change in such information prior to this Subscription Agreement being executed by the Company, the Subscriber will immediately provide the Company with such information;

(i)

the Company is entitled to rely on the representations and warranties of the Subscriber contained in this Subscription Agreement and the Subscriber will hold harmless the Company from any loss or damage it or they may suffer as a result of the Subscriber’s failure to correctly complete this Subscription Agreement;

(j)

the Subscriber will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(k)

the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and
(ii)	applicable resale restrictions;
(l)

none of the Securities are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Securities will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of the Company on the National Association of Securities Dealers, Inc.’s OTC Bulletin Board;

(m)

the Subscriber is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Securities as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Securities;

(n)

none of the Securities may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the Distribution Compliance Period (as defined herein);

(o)

the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with applicable state securities laws;

(p)	neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;
(q)	no documents in connection with the sale of the Securities hereunder have been reviewed by the SEC or any state securities administrators;
(r)	there is no government or other insurance covering any of the Securities;
(s)

the issuance and sale of the Securities to the Subscriber will not be completed if it would be unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the Company;

(t)

the Company has advised the Subscriber that the Company is relying on an exemption from the requirements of the regulatory authorities in Canada requiring that the Company provide the Subscriber with a prospectus and sell the Securities to the Subscriber through a person registered to sell securities under the securities laws of the Province of Alberta, where the Company maintains its office and, as a consequence of acquiring the Securities pursuant to this exemption, certain protections, rights and remedies provided by the securities laws of Alberta, including statutory rights of rescission or damages, will not be available to the Subscriber;

(u)

the Subscriber is purchasing the Securities pursuant to an exemption from the registration and the prospectus requirements of applicable securities legislation on the basis that the Subscriber is an accredited investor of the Company and, as a consequence:

(i)	is restricted from using most of the civil remedies available under securities legislation,
(ii)	may not receive information that would otherwise be required to be provided under securities legislation, and
(iii)	the Company is relieved from certain obligations that would otherwise apply under securities legislation;
(v)

the statutory and regulatory basis for the exemption claimed for the offer and sale of the Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act; and

(w)	this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.
6.	Representations, Warranties and Covenants of the Subscriber

6.1                         The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a)	the Subscriber is not a U.S. Person;
(b)	the Subscriber is not acquiring the Securities for the account or benefit of, directly or indirectly, any U.S. Person;
(c)

the Subscriber is resident in the jurisdiction set out under the heading “Name and Address of Subscriber” on the signature page of this Subscription Agreement and the sale of the Securities to the Subscriber as contemplated in this Subscription Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Subscriber;

(d)

the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(e)

if the Subscriber is a corporation or other entity, the entering into of this Subscription Agreement and the transactions contemplated hereby do not and will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(f)

the Subscriber is an Accredited Investor (as defined in National Instrument 45-106) and the Subscriber agrees that the Company shall not consider the Subscriber's Subscription for acceptance unless the undersigned provides to the Company, along with an executed copy of this Agreement:

(i)	a fully completed and executed Questionnaire in the form attached as Exhibit A hereto; and
(ii)	such other supporting documentation that the Company or its legal counsel may request to establish the Subscriber's qualification as an Accredited Investor;
(g)	the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;
(h)

the Subscriber is acquiring the Securities as principal for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest in such Securities, and it has not subdivided its interest in the Securities with any other person;

(i)

the Subscriber is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Securities as principal for the Subscriber’s own account for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Securities;

(j)

the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the entire investment and it has carefully read and considered the matters set forth under the heading “Risk Factors” appearing in the Company’s Form 10-KSB and any other filings filed with the SEC;

(k)

the Subscriber has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in any way whatsoever for the Subscriber’s decision to invest in the Securities and the Company;

(l)

the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;

(m)

the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Subscription Agreement and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Company;

(n)	the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto;
(o)

the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms;

(p)

it is not an underwriter of, nor is it an affiliate of a person that is an underwriter of, the common shares of the Company, and it is not participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities or any of them;

(q)	it is not a registered broker-dealer, nor is it an affiliate of a registered broker-dealer;
(r)

the Subscriber understands and agrees that none of the Securities have been or will be registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws;

(s)

the Subscriber understands and agrees that offers and sales of any of the Securities prior to the expiration of a period of one year after the date of original issuance of the Securities (the one year period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state securities laws;

(t)

the Subscriber acknowledges that it has not acquired the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(u)

the Subscriber understands and agrees not to engage in any hedging transactions involving any of the Securities unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable state securities laws;

(v)

the Subscriber understands and agrees that the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

(w)

the Subscriber (i) is able to fend for itself in the Subscription; (ii) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Securities and the Company; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(x)

the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(y)	no person has made to the Subscriber any written or oral representations:
(i)	that any person will resell or repurchase any of the Securities,
(ii)	that any person will refund the purchase price of any of the Securities,
(iii)	as to the future price or value of any of the Securities, or
(iv)

that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system, except that currently the Company’s common shares are quoted on the over-the-counter market operated by the NASD’s Over-The-Counter Bulletin Board.

6.2                         In this Subscription Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S.

7.	Representations and Warranties will be Relied Upon by the Company

7.1                         The Subscriber acknowledges that the representations and warranties contained herein are made by it with the intention that such representations and warranties may be relied upon by the Company and its legal counsel in determining the Subscriber’s eligibility to purchase the Securities under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Securities under applicable securities legislation. The Subscriber further agrees that by accepting delivery of the certificates representing the Shares and the Warrants on the Closing Date, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the purchase by the Subscriber of the Securities and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Securities.

8.	Resale Restrictions

8.1                         The Subscriber acknowledges that any resale of the Securities will be subject to resale restrictions contained in the securities legislation applicable to each Subscriber or proposed transferee. The Subscriber acknowledges that the Securities have not been registered under the 1933 Act of the securities laws of any state of the United States. The Securities may not be offered or sold in the United States unless registered in accordance with United States federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

8.2                         The Subscriber acknowledges that restrictions on the transfer, sale or other subsequent disposition of the Securities by the Subscriber may be imposed by securities laws in addition to any restrictions referred to in Section 8.1 above, and, in particular, the Subscriber acknowledges and agrees that none of the Securities may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the Distribution Compliance Period.

9.	Acknowledgement and Waiver

9.1                         The Subscriber has acknowledged that the decision to purchase the Securities was solely made on the basis of information available to the Subscriber on the EDGAR database maintained by the SEC at www.sec.gov. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of the Securities.

10.	Legending of Subject Securities

10.1                       The Subscriber hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

“THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND

IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.”

10.2                       The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

11.	Costs

11.1                       The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Securities shall be borne by the Subscriber.

12.	Governing Law
12.1	This Subscription Agreement is governed by the laws of the Province of Alberta.
13.	Survival

13.1                       This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto.

14.	Assignment
14.1	This Subscription Agreement is not transferable or assignable.
15.	Severability

15.1                       The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

16.	Entire Agreement

16.1                       Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

17.	Notices

17.1                       All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on the signature page of this Subscription Agreement and notices to the Company shall be directed to it at California Oil & Gas Corp., 260 - 600 – 6th Avenue SW, Calgary, AB T2P 0S5, Attention: President, with a copy to Clark Wilson LLP, 800 – 885 West Georgia Street, Vancouver, British Columbia Canada V6C 3H1 or by facsimile to (604) 687-6314, Attention: Ethan Minsky.

18.	Counterparts and Electronic Means

18.1                       This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

19.	Delivery Instructions

19.1	The Subscriber hereby directs the Company to deliver the Certificate evidencing the Shares to:

(name)

(address)

19.2	The Subscriber hereby directs the Company to cause the Shares to be registered on the books of the Company as follows:

(name)

(address)

19.3                       The undersigned hereby acknowledges that it will deliver to the Company all such additional completed forms in respect of the Subscriber’s purchase of the Shares as may be required for filing with the appropriate securities commissions and regulatory authorities.

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Company.

Print Name of Subscriber

By:

(Signature and, if applicable, Office)

Print Address of Subscriber:

A C C E P T A N C E

The above-mentioned Subscription Agreement in respect of the Shares is hereby accepted by California Oil & Gas Corp.

DATED at _____________________________________, the ________ day of __________, 2007.

CALIFORNIA OIL & GAS CORP.

Per:
Authorized Signatory

EXHIBIT A

ACCREDITED INVESTOR QUESTIONNAIRE

NATIONAL INSTRUMENT 45-106

The purpose of this Questionnaire is to assure California Oil & Gas Corp. (the “Issuer”) that the undersigned (the “Subscriber”) will meet certain requirements for the registration and prospectus exemptions provided for under National Instrument 45-106 (“NI 45-106”), as adopted by the members of the Canadian Securities Administrators, in respect of a proposed private placement of securities by the Issuer (the “Transaction”). The Issuer will rely on the information contained in this Questionnaire for the purposes of such determination.

The undersigned Subscriber covenants, represents and warrants to the Issuer that:

1.

The Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Transaction and the Subscriber is able to bear the economic risk of loss arising from such Transaction;

2.	the Subscriber satisfies one or more of the categories of “accredited investor” (as that term is defined in NI 45-106) indicated below (please check the appropriate box):

[ ]	(a) a Canadian financial institution as defined in National Instrument 14-101, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);

[ ]	(b) the Business Development Bank of Canada incorporated under the Business Development Bank Act (Canada);

[ ]

(c) a subsidiary of any person referred to in any of the foregoing categories, if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

[ ]

(d) an individual registered or formerly registered under securities legislation in a jurisdiction of Canada, as a representative of a person or company registered under securities legislation in a jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act (Newfoundland);

[ ]	(e) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

[ ]	(f) the government of Canada or a province, or any crown corporation or agency of the government of Canada or a province;

[ ]

(g) a municipality, public board or commission in Canada and a metropolitan community, school board, the Comite de gestion de la taxe scholaire de l’ile de Montreal or an intermunicipal management board in Québec;

[ ]	(h) a national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency thereof;

[ ]	(i) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

[ ]

(j) an individual who either alone or with a spouse beneficially owns, directly or indirectly, financial assets (as defined in NI 45-106) having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN$1,000,000;

[ ]

(k) an individual whose net income before taxes exceeded CDN$200,000 in each of the two more recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

[ ]	(l) an individual who, either alone or with a spouse, has net assets of at least CDN $5,000,000;

[ ]	(m) a person, other than a person or investment fund, that had net assets of at least CDN$5,000,000 as reflected on its most recently prepared financial statements;

[ ]

(n) an investment fund that distributes it securities only to persons that are accredited investors at the time of distribution, a person that acquires or acquired a minimum of CDN$150,000 of value in securities, or a person that acquires or acquired securities under Sections 2.18 or 2.19 of NI 45-106;

[ ]

(o) an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

[ ]

(p) a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

[ ]

(q) a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and (ii) in Ontario, is purchasing a security that is not a security of an investment fund;

[ ]

(r) a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility advisor or an advisor registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

[ ]	(s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

[ ]	(t) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law are persons or companies that are accredited investors.

[ ]	(u) an investment funds that is advised by a person registered as an advisor or a person that is exempt from registration as an advisor; or

[ ]	(v) a person that is recognized or designated by the securities regulatory authority as an accredited investor or, in Alberta or B.C., an exempt purchaser,

The Subscriber acknowledges and agrees that the Subscriber may be required by the Issuer to provide such additional documentation as may be reasonably required by the Issuer and its legal counsel in determining the Subscriber’s eligibility to acquire the Securities under relevant Legislation.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ________ day of __________________, 2007.

If a Corporation, Partnership or Other Entity:	If an Individual:

Print or Type Name of Entity	Signature

Signature of Authorized Signatory	Print or Type Name

Type of Entity

CW1461357.1